Subsidiaries of Registrant	Exhibit 21.

1000 Parchment Drive LLC

Incorporated State: Michigan

1001 Medical Park Drive LLC

Incorporated State: Michigan

2012 W. University Properties, LLC

Incorporated State: Delaware

2026 W. University Properties, LLC

Incorporated State: Delaware

ABS LINCS DC, LLC

Incorporated State: Virginia

ABS LINCS KY, Inc.

Incorporated State: Virginia

Business Name: Cumberland Hall Hospital

ABS LINCS NJ, Inc.

Incorporated State: Virginia

ABS LINCS PA, Inc.

Incorporated State: Virginia

ABS LINCS SC, Inc.

Incorporated State: South Carolina

Business Name: Palmetto Summerville Behavioral Health

ABS LINCS TN, Inc.

Incorporated State: Virginia

ABS LINCS TX, Inc.

Incorporated State: Kentucky

ABS LINCS VA, Inc.

Incorporated State: Virginia

Business Name: First Home Care-VA

ABS LINCS, LLC

Incorporated State: Virginia

ABS-First Step, Inc.

Incorporated State: Virginia

AHG

Incorporated State: Not registered

Aiken Professional Association, LLC

Incorporated State: South Carolina

Aiken Regional Medical Centers, Inc.

Incorporated State: South Carolina

Business Name: Aiken Regional Medical Centers and Aurora Pavilion Behavioral Health Services

Aiken Regional Receivables, L.L.C

Incorporated State: Delaware

Alabama Clinical Schools, Inc.

Incorporated State: Alabama

Business Name: Alabama Clinical Schools

Alicante School Elk Grove, LLC

Incorporated State: California

Alliance Crossings, LLC

Incorporated State: Delaware

Alliance Health Center, Inc.

Incorporated State: Mississippi

Business Name: Alliance Health Center

Alternative Behavioral Services, Inc.

Incorporated State: Virginia

Amarillo Clinical Services, Inc.

Incorporated State: Texas

Ambulatory Surgery Center of Temecula Valley, Inc.

Incorporated State: California

Ambulatory Surgical Center of Aiken, L.L.C.

Incorporated State: South Carolina

Arbour Elder Services, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Senior Care

Arbour Foundation, Inc.

Incorporated State: Massachusetts

Arkansas Surgery Center of Fayetteville, Limited Partnership

Incorporated State: Arkansas

Arrowhead Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Arrowhead Behavioral Health

ASC of Aiken, Inc.

Incorporated State: Delaware

ASC of Corona, Inc.

Incorporated State: California

ASC of East New Orleans, Inc.

Incorporated State: Delaware

ASC of Las Vegas, Inc.

Incorporated State: Nevada

ASC of Midwest City, Inc.

Incorporated State: Oklahoma

ASC of Palm Springs, Inc.

Incorporated State: California

ASC of Puerto Rico, Inc.

Incorporated State: Delaware

ASC of Reno, Inc.

Incorporated State: Nevada

ASC of Wellington, Inc.

Incorporated State: Florida

ASC Property Management, Inc.

Incorporated State: Louisiana

Ascend Health Corporation

Incorporated State: Delaware

Associated Child Care Educational Services Inc.

Incorporated State: California

Atlantic Shores Hospital, LLC

Incorporated State: Delaware

Business Name: Atlantic Shores Hospital

Auburn Regional Medical Center, Inc.

Incorporated State: Washington

Auburn Regional Medical Group

Incorporated State: Washington

Auburn Regional Receivables, L.L.C

Incorporated State: Delaware

Beach 77 , LP

Incorporated State: Delaware

Behavioral Educational Services, Inc.

Incorporated State: Delaware

Business Name: Fieldstone Preparatory, Horace Mann Academy and Riverdale Country School

Behavioral Health Management, LLC

Incorporated State: Delaware

Business Name: Behavioral Hospital of Bellaire

Behavioral Health Realty, LLC

Incorporated State: Delaware

Behavioral Healthcare LLC

Incorporated State: Delaware

Benchmark Behavioral Health System, Inc.

Incorporated State: Utah

Business Name: Benchmark Behavioral Health System

Bergen Drummers Lane GP, LLC

Incorporated State: Pennsylvania

Bergen Drummers Lane Sub, LLC

Incorporated State: Pennsylvania

BHC Alhambra Hospital, Inc.

Incorporated State: Tennessee

Business Name: Alhambra Hospital

BHC Belmont Pines Hospital, Inc.

Incorporated State: Tennessee

Business Name: Belmont Pines Hospital

BHC Cedar Vista Hospital, Inc.

Incorporated State: California

BHC Fairfax Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fairfax Hospital

BHC Fort Lauderdale Hospital, Inc.

Incorporated State: Tennessee

BHC Fox Run Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fox Run Center for Children and Adolescents

BHC Fremont Hospital, Inc.

Incorporated State: Tennessee

Business Name: Fremont Hospital

BHC Health Services of Nevada, Inc.

Incorporated State: Nevada

Business Name: West Hills Hospital

BHC Heritage Oaks Hospital, Inc.

Incorporated State: Tennessee

Business Name: Heritage Oaks Hospital

BHC Holdings, Inc.

Incorporated State: Delaware

BHC Intermountain Hospital, Inc.

Incorporated State: Tennessee

Business Name: Intermountain Hospital

BHC Management Services of Louisiana, LLC

Incorporated State: Delaware

BHC Management Services New Mexico, LLC

Incorporated State: Delaware

BHC Management Services of Streamwood, LLC

Incorporated State: Delaware

Business Name: Chicago Children’s Center for Behavioral Health

BHC Mesilla Valley Hospital, LLC

Incorporated State: Delaware

Business Name: Mesilla Valley Hospital

BHC Montevista Hospital, Inc.

Incorporated State: Nevada

BHC Northwest Psychiatric Hospital, LLC

Incorporated State: Delaware

Business Name: Brooke Glen Behavioral Hospital

BHC of Indiana, General Partnership

Incorporated State: Tennessee

BHC Pinnacle Pointe Hospital, Inc.

Incorporated State: Tennessee

Business Name: Pinnacle Pointe Behavioral HealthCare System

BHC Properties, LLC

Incorporated State: Tennessee

BHC Sierra Vista Hospital, Inc.

Incorporated State: Tennessee

Business Name: Sierra Vista Hospital

BHC Spirit of St. Louis Hospital, Inc.

Incorporated State: Tennessee

BHC Streamwood Hospital, Inc.

Incorporated State: Tennessee

Business Name: John Costigan Residential Center, Rock River Residential Center and Streamwood Behavioral Health System

Bloomington Meadows, General Partnership

Incorporated State: Tennessee

Business Name: Bloomington Meadows Hospital

Braden River Internal Medicine Associates, LLC

Incorporation State: Florida

Brentwood Acquisition, Inc.

Incorporation State: Tennessee

Business Name: Brentwood Behavioral Health of Mississippi

Brentwood Acquisition-Shreveport, Inc.

Incorporation State: Delaware

Business Name: Brentwood Hospital

Brynn Marr Hospital, Inc.

Incorporation State: North Carolina

Business Name: Brynn Marr Hospital

By the Sea Physician Practice, LLC

Incorporation State: Georgia

Calvary Center, Inc.

Incorporation State: Delaware

Business Name: Calvary Addiction Recovery Center

Canyon Ridge Hospital, Inc.

Incorporation State: California

Business Name: Canyon Ridge Hospital

Canyon Ridge Real Estate, LLC

Incorporation State: Delaware

Casa de Lago, L.L.C.

Incorporated State: Delaware

CAT Realty, LLC

Incorporated State: Delaware

CAT Seattle, LLC

Incorporated State: Delaware

Business Name: Schick Shadel Hospital

CCS/Bay County, Inc.

Incorporated State: Florida

CCS/Lansing, Inc.

Incorporated State: Michigan

Business Name: Turning Point Youth Center

CCS/Little Rock, Inc.

Incorporated State: Arkansas

CCS/Meadow Pines, Inc.

Incorporated State: Texas

Cedar Springs Hospital Real Estate, Inc.

Incorporated State: Colorado

Cedar Springs Hospital, Inc.

Incorporated State: Delaware

Business Name: Cedar Springs Behavioral Health System

Centennial Peaks Hospital, LLC

Incorporated State: Delaware

Central Montgomery Medical Center, L.L.C.

Incorporated State: Pennsylvania

Central Montgomery Receivables, L.L.C.

Incorporated State: Delaware

Chalmette Medical Center, Inc.

Incorporated State: Louisiana

Children’s Comprehensive Services, Inc.

Incorporated State: Tennessee

Children’s Hospital of Vicksburg, L.L.C.

Incorporated State: Louisiana

Children’s Treatment Solutions, LLC

Incorporated State: Tennessee

Choate Health Management, Inc.

Incorporated State: Massachusetts

Columbus Hospital Partners, LLC

Incorporated State: Tennessee

Columbus Hospital, LLC

Incorporated State: Delaware

Business Name: Columbus Behavioral Center for Children and Adolescents

Community Behavioral Health, L.L.C.

Incorporated State: Delaware

Business Name: Community Behavioral Health

Community Cornerstones, Inc.

Incorporated State: Puerto Rico

Business Name: Community Cornerstones

Compass Hospital, Inc.

Incorporated State: Delaware

Comprehensive Occupational and Clinical Health, Inc.

Incorporated State: Florida

Cornerstone Hospital Management, LLC

Incorporated State: Texas

Cornerstone Hospital Properties, LP

Incorporated State: Texas

Cornerstone Regional Hospital, LP

Incorporated State: Texas

Business Name: Cornerstone Regional Hospital

Corona Medical Offices, LLC

Incorporated State: California

Crawford First Education, Inc.

Incorporated State: Virginia

Cumberland Hospital Partners, LLC

Incorporated State: Delaware

Cumberland Hospital, LLC

Incorporated State: Virginia

Business Name: Cumberland Hospital

Cypress Creek Real Estate, L.P.

Incorporated State: Texas

Del Amo Hospital, Inc.

Incorporated State: California

Business Name: Del Amo Hospital

Delaware Investment Associates, LLC

Incorporated State: Delaware

DHP 2131 K ST, LLC

Incorporated State: Delaware

Diagnostics of Wellington, LLC

Incorporated State: Florida

Diamond Grove Center, LLC

Incorporated State: Delaware

Business Name: Diamond Grove Center

District Hospital Partners Receivables, L.L.C

Incorporated State: Delaware

District Hospital Partners, L.P.

Incorporated State: District of Columbia

Business Name: George Washington University Hospital

Doctors’ Hospital of Shreveport, Inc.

Incorporated State: Louisiana

Drummers Lane Investors, LP

Incorporated State: Pennsylvania

Drummers Lane Sub, LP

Incorporated State: Pennsylvania

Edinburg Ambulatory Surgical Center, Inc.

Incorporated State: Texas

Edinburg Holdings, Inc.

Incorporated State: Delaware

Edinburg MOB Properties, LLC

Incorporated State: Texas

Edinburg Surgery Center, L.P.

Incorporated State: Delaware

Elmira NPS, LLC

Incorporated State: California

Emerald Coast Behavioral Hospital, LLC

Incorporated State: Delaware

Business Name: Emerald Coast Behavioral Hospital

Eye Surgery Specialists of Puerto Rico, L.L.C.

Incorporated State: Delaware

FHCHS of Puerto Rico, Inc.

Incorporated State: Puerto Rico

Business Name: FHCHS of Puerto Rico

First Corrections Puerto Rico, Inc.

Incorporated State: Puerto Rico

First Hospital Corporation of Nashville

Incorporated State: Virginia

First Hospital Corporation of Virginia Beach

Incorporated State: Virginia

Business Name: Virginia Beach Psychiatric Center

First Hospital Panamericano, Inc.

Incorporated State: Puerto Rico

Business Name: First Hospital Panamericano

Forest View Psychiatric Hospital, Inc.

Incorporated State: Michigan

Business Name: Forest View Hospital

Fort Duncan Medical Center Ladies Auxiliary

Incorporated State: Texas

Fort Duncan Medical Center, Inc.

Incorporated State: Delaware

Fort Duncan Medical Center, L.P.

Incorporated State: Delaware

Business Name: Fort Duncan Regional Medical Center

Fort Duncan Medical Receivables, L.L.C

Incorporated State: Delaware

Fort Lauderdale Hospital, Inc.

Incorporated State: Florida

Business Name: Fort Lauderdale Hospital

Foundations for Home and Community, Inc.

Incorporated State: Virginia

Friends Behavioral Health System, L.P.

Incorporated State: Pennsylvania

Business Name: Friends Hospital

Friends GP, LLC

Incorporated State: Pennsylvania

Frontline Behavioral Health, Inc.

Incorporated State: Delaware

Frontline Children’s Hospital, L.L.C.

Incorporated State: Delaware

Frontline Hospital, LLC

Incorporated State: Delaware

Business Name: North Star Hospital and North Star Hospital—Bragaw Campus

Frontline Residential Treatment Center, LLC

Incorporated State: Delaware

Business Name: North Star DeBarr Residential Treatment Center and North Star Palmer Residential Treatment Center

Garfield Park Hospital, LLC

Incorporated State: Illinois

Business Name: Garfield Park Hospital

Glen Oaks Hospital, Inc.

Incorporated State: Texas

Business Name: Glen Oaks Hospital

Great Plains Hospital, Inc.

Incorporated State: Missouri

Business Name: Heartland Behavioral Health Services

Gulf Coast Treatment Center, Inc.

Incorporated State: Florida

Business Name: Gulf Coast Treatment Center, Gulf Coast Youth Services and Okaloosa Youth Academy

H.C. Corporation

Incorporated State: Alabama

H.C. Partnership

Incorporated State: Alabama

Business Name: Hill Crest Behavioral Health Services

Harbor Point Behavioral Health Center, Inc.

Incorporated State: Virginia

Business Name: Harbor Point Behavioral Health Center and The Kempsville Center for Behavioral Health

Havenwyck Hospital Inc.

Incorporated State: Michigan

Business Name: Havenwyck Hospital

Health Care Finance & Construction Corp.

Incorporated State: Delaware

Heart Clinic, P.L.L.C.

Incorporated State: Texas

HHC Augusta, Inc.

Incorporated State: Georgia

Business Name: Lighthouse Care Center of Augusta

HHC Berkeley, Inc.

Incorporated State: South Carolina

HHC Conway Investment, Inc.

Incorporated State: South Carolina

HHC Delaware, Inc.

Incorporated State: Delaware

HHC Focus Florida, Inc.

Incorporated State: Florida

Business Name: High Point Treatment Center

HHC Indiana, Inc.

Incorporated State: Indiana

Business Name: Michiana Behavioral Health Center

HHC Kingwood Investment, LLC

Incorporated State: Delaware

HHC Oconee, Inc.

Incorporated State: South Carolina

HHC Ohio, Inc.

Incorporated State: Ohio

Business Name: Windsor- Laurelwood Center for Behavioral Medicine

HHC Pennsylvania, LLC

Incorporated State: Delaware

HHC Poplar Springs, Inc.

Incorporated State: Virginia

Business Name: Poplar Springs Hospital

HHC River Park, Inc.

Incorporated State: West Virginia

Business Name: River Park Hospital

HHC Services, LLC

Incorporated State: Texas

HHC South Carolina, Inc.

Incorporated State: South Carolina

Business Name: Lighthouse Care Center of Conway

HHC St. Simons, Inc.

Incorporated State: Georgia

Business Name: St. Simon’s By-The-Sea

HHMC Partners, Inc.

Incorporated State: Delaware

Hickory Trail Hospital, L.P.

Incorporated State: Delaware

Business Name: Hickory Trail Hospital

Hidalgo County Clinical Services, Inc.

Incorporated State: Texas

High Plains Behavioral Health, L.P.

Incorporated State: Delaware

HMHM of Tennessee, LLC

Incorporated State: Tennessee

Holly Hill Hospital, LLC

Incorporated State: Tennessee

Business Name: Holly Hill Hospital

Holly Hill Real Estate, LLC

Incorporated State: North Carolina

Horizon Health Austin, Inc.

Incorporated State: Texas

Business Name: Austin Lakes Hospital

Horizon Health Corporation

Incorporated State: Delaware

Horizon Health Hospital Services, LLC

Incorporated State: Delaware

Horizon Health Physical Rehabilitation Services, LLC

Incorporated State: Delaware

Horizon Mental Health Management, LLC

Incorporated State: Texas

HRI Clinics, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Counseling Services

HRI Hospital, Inc.

Incorporated State: Massachusetts

Business Name: Arbour-HRI Hospital

HSA Hill Crest Corporation

Incorporated State: Alabama

HSA of Oklahoma, Inc.

Incorporated State: Oklahoma

Hughes Center, LLC

Incorporated State: Virginia

Business Name: Hughes Center

Independence Aiken, LLC

Incorporated State: Delaware

Independence Amarillo, LLC

Incorporated State: Delaware

Independence Denison, LLC

Incorporated State: Delaware

Independence Enid, LLC

Incorporated State: Delaware

Independence Laredo, LLC

Incorporated State: Delaware

Independence Las Vegas, LLC

Incorporated State: Delaware

Independence Manatee, LLC

Incorporated State: Delaware

Independence McAllen, LLC

Incorporated State: Delaware

Independence Palmdale, LLC

Incorporated State: Delaware

Independence Physician Management, LLC

Incorporated State: Delaware

Independence Southern California, LLC

Incorporated State: Delaware

Independence Sparks, LLC

Incorporated State: Delaware

Independence Wellington, LLC

Incorporated State: Delaware

Indiana Psychiatric Institutes, LLC

Incorporated State: Delaware

InfoScriber Corporation

Incorporated State: Delaware

Island 77, LLC

Incorporated State: Delaware

KEYS Group Holdings LLC

Incorporated State: Delaware

Keystone Charlotte LLC

Incorporated State: North Carolina

Business Name: Keys of Carolina

Keystone Continuum, LLC

Incorporated State: Tennessee

Business Name: Cedar Grove Residential Treatment Center, Mountain Youth Academy, Natchez Trace Youth Academy and Upper East Tennessee Regional Juvenile Detention Center

Keystone Detention LLC

Incorporated State: Alabama

Keystone DJJ LLC

Incorporated State: Florida

Business Name: Bristol Youth Academy

Keystone Education and Youth Services, LLC

Incorporated State: Tennessee

Keystone Education Transportation, LLC

Incorporated State: California

Keystone JJAEP LLC

Incorporated State: Texas

Keystone Marion, LLC

Incorporated State: Virginia

Keystone Memphis, LLC

Incorporated State: Tennessee

Business Name: Compass Intervention Center and McDowell Center for Children

Keystone Newport News, LLC

Incorporated State: Virginia

Business Name: Newport News Behavioral Health System

Keystone NPS LLC

Incorporated State: California

Keystone Richland Center LLC

Incorporated State: Ohio

Business Name: Foundations for Living

Keystone Savannah, LLC

Incorporated State: Georgia

Keystone WSNC, L.L.C.

Incorporated State: North Carolina

Business Name: Old Vineyard Behavioral Health Services

Keystone/CCS Partners LLC

Incorporated State: Delaware

Kids Behavioral Health of Alaska, Inc.

Incorporated State: Alaska

Kids Behavioral Health of Utah, Inc.

Incorporated State: Utah

Business Name: Copper Hills Youth Center

Kingwood Pines Hospital, LLC

Incorporated State: Texas

KMI Acquisition, LLC

Incorporated State: Delaware

Business Name: Brook Hospital-KMI

Kolburne School, LLC

Incorporated State: Delaware

La Amistad Residential Treatment Center, LLC

Incorporated State: Florida

Business Name: Central Florida Behavioral Hospital, La Amistad Behavioral Health Services and La Amistad Residential Treatment Center

Lakeland Behavioral, LLC

Incorporated State: Florida

Lakewood Ranch Imaging Center, L.L.C.

Incorporated State: Florida

Lakewood Ranch Medical Center Auxiliary, Incorporated

Incorporated State: Florida

Lakewood Ranch Medical Group, LLC

Incorporation State: Florida

Lakewood Ranch Neurology, LLC

Incorporation State: Florida

Lakewood Ranch Therapy, Inc.

Incorporation State: Florida

Lancaster Hospital Corporation

Incorporated State: California

Business Name: Palmdale Regional Medical Center

Lancaster Hospital Receivables, L.L.C.

Incorporated State: Delaware

Laredo ASC, Inc.

Incorporated State: Texas

Laredo Holdings, Inc.

Incorporated State: Delaware

Laredo MOB Partners, Ltd.

Incorporated State: Texas

Laredo Physicians Group

Incorporated State: Texas

Laredo Providence Management, L.L.C.

Incorporated State: Texas

Laredo Regional Medical Center, L.P.

Incorporated State: Delaware

Business Name: Doctors’ Hospital of Laredo

Laredo Regional Receivables, L.L.C.

Incorporated State: Delaware

Laredo Regional, Inc.

Incorporated State: Delaware

Laurel Oaks Behavioral Health Center, Inc.

Incorporated State: Delaware

Business Name: Laurel Oaks Behavioral Health Center

Laurelwood Associates Trust

Incorporated State: Ohio

Laurelwood Associates, Inc.

Incorporated State: Ohio

Lebanon Hospital Partners, LLC

Incorporated State: Tennessee

Liberty Point Behavioral Healthcare, LLC

Incorporated State: Delaware

Business Name: Liberty Point Behavioral Healthcare

Manatee Cardiology Associates, LLC

Incorporated State: Delaware

Manatee Memorial Hospital, L.P.

Incorporated State: Delaware

Business Name: Manatee Memorial Hospital and Health System and Lakewood Ranch Medical Center

Manatee Memorial Receivables, L.L.C.

Incorporated State: Delaware

Manatee Physician Alliance, LLC

Incorporated State: Florida

Maverick County Clinical Services, Inc.

Incorporated State: Texas

Mayhill Behavioral Health, LLC

Incorporated State: Texas

Business Name: Mayhill Hospital

Mayhill Behavioral Properties, LLC

Incorporated State: Texas

McAllen Edinburg Health Care Network Physician Hospital Organization

Incorporated State: Texas

McAllen Heart Hospital, L.P.

Incorporated State: Texas

McAllen Holdings, Inc.

Incorporated State: Delaware

McAllen Hospitalist Group, PLLC

Incorporated State: Texas

McAllen Hospitals Receivables, L.L.C.

Incorporated State: Delaware

McAllen Hospitals, L.P.

Incorporated State: Delaware

Business Name: Edinburg Children’s Hospital, Edinburg Regional Medical Center, McAllen Heart Hospital, South Texas Health System, McAllen Medical Center and South Texas Behavioral Health Center

McAllen Medical Center Foundation

Incorporated State: Texas

McAllen Medical Center Physicians, Inc.

Incorporated State: Texas

McAllen Medical Center, Inc.

Incorporated State: Delaware

Mental Health Outcomes, LLC

Incorporated State: Delaware

Merridell Achievement Center, Inc.

Incorporated State: Texas

Business Name: Meridell Achievement Center

Merion Building Management, Inc.

Incorporated State: Delaware

Mesilla Valley Hospital, Inc.

Incorporated State: New Mexico

Mesilla Valley Mental Health Associates, Inc.

Incorporated State: New Mexico

MHCCC, LLC

Incorporated State: Tennessee

Michigan Psychiatric Services, Inc.

Incorporated State: Michigan

Millwood Hospital, L.P.

Incorporated State: Texas

Business Name: Millwood Hospital

Mission Vista Behavioral Health Services, Inc.

Incorporated State: Delaware

Nashville Rehab, LLC

Incorporated State: Tennessee

Neuro Institute of Austin, L.P.

Incorporated State: Texas

Business Name: Texas NeuroRebab Center

Nevada Clinical Services, Inc.

Incorporated State: Nevada

Nevada Preferred Professionals, Inc.

Incorporated State: Nevada

North Spring Behavioral Healthcare, Inc.

Incorporated State: Tennessee

Business Name: North Spring Behavioral Healthcare

Northern Indiana Partners, LLC

Incorporated State: Tennessee

Northern Nevada Diagnostic Imaging-Spanish Springs, L.L.C.

Incorporated State: Nevada

Northern Nevada Medical Center Volunteer Auxiliary

Incorporated State: Nevada

Northern Nevada Medical Group, LLC

Incorporation State: Nevada

Northwest Texas Healthcare Receivables, L.L.C.

Incorporated State: Delaware

Northwest Texas Healthcare System, Inc.

Incorporated State: Texas

Business Name: Northwest Texas Healthcare System and The Pavilion at Northwest Texas Healthcare System

Northwest Texas Physician Group

Incorporated State: Texas

Northwest Texas Surgical Hospital, L.L.C.

Incorporated State: Texas

Business Name: Northwest Texas Surgery Center

Oak Plains Academy of Tennessee, Inc.

Incorporation State: Tennessee

Business Name: Oak Plains Academy

Oasis Health Systems, L.L.C.

Incorporated State: Nevada

Ocala Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Vines Hospital

Oregon Psychiatric Realty, LLC

Incorporated State: Delaware

Palmdale Regional Medical Foundation

Incorporated State: California

Palmetto Behavioral Health Holdings, LLC

Incorporated State: Delaware

Palmetto Behavioral Health Solutions, LLC

Incorporated State: South Carolina

Palmetto Behavioral Health System, L.L.C.

Incorporated State: South Carolina

Palmetto Lowcountry Behavioral Health, L.L.C.

Incorporated State: South Carolina

Business Name: Palmetto Lowcountry Behavioral Health

Palmetto Pee Dee Behavioral Health, L.L.C.

Incorporated State: South Carolina

Business Name: Palmetto Pee Dee Behavioral Health

Park HealthCare Company

Incorporated State: Tennessee

Peak Behavioral Health Services, LLC

Incorporated State: Delaware

Business Name: Peak Behavioral Health Services

Pendleton Methodist Hospital, L.L.C.

Incorporated State: Delaware

Pennsylvania Clinical Schools, Inc.

Incorporated State: Pennsylvania

Plaza Surgery Center, Limited Partnership

Incorporated State: Nevada

PPS Courts Services, L.L.C.

Incorporated State: South Carolina

Premier Behavioral Solutions of Florida, Inc.

Incorporated State: Delaware

Business Name: Manatee Palms Youth Services

Premier Behavioral Solutions, Inc.

Incorporated State: Delaware

Preparatory School at the National Deaf Academy, Inc.

Incorporated State: Florida

Pride Institute, Inc.

Incorporated State: Minnesota

Business Name: PRIDE Institute

Professional Probation Services, Inc.

Incorporated State: Georgia

Professional Surgery Corporation of Arkansas

Incorporated State: Arkansas

Providence ASC Management, L.L.C.

Incorporated State: Texas

Provo Canyon School, Inc.

Incorporated State: Utah

PSI Surety, Inc.

Incorporated State: South Carolina

PSJ Acquisition, LLC

Incorporated State: North Dakota

Business Name: Prairie St. John’s

Psychiatric Management Resources, Inc.

Incorporated State: California

Psychiatric Realty, LLC

Incorporated State: Delaware

Psychiatric Solutions Hospitals, LLC

Incorporated State: Delaware

Psychiatric Solutions of Virginia, Inc.

Incorporated State: Tennessee

Psychiatric Solutions, Inc.

Incorporated State: Delaware

PsychManagement Group, Inc.

Incorporated State: West Virginia

Radiation Oncology Center of Aiken, LLC

Incorporation State: South Carolina

Business Name: Cancer Institute of Carolina

Ramsay Managed Care, LLC

Incorporated State: Delaware

Ramsay Youth Services of Georgia, Inc.

Incorporated State: Delaware

Business Name: Lake Bridge Behavioral Health

Ramsay Youth Services Puerto Rico Inc.

Incorporated State: Puerto Rico

Rancho Springs Receivables, L.L.C.

Incorporated State: Delaware

Red Rock Behavioral Health LLC

Incorporated State: Delaware

Red Rock Solutions, LLC

Incorporated State: Delaware

Relational Therapy Clinic, Inc.

Incorporated State: Louisiana

Ridge Outpatient Counseling, L.L.C.

Incorporated State: Kentucky

River Crest Hospital, Inc.

Incorporated State: Texas

Business Name: River Crest Hospital

River Oaks, Inc.

Incorporated State: Louisiana

Business Name: River Oaks Hospital

Riveredge Hospital Holdings, Inc.

Incorporated State: Delaware

Riveredge Hospital, Inc.

Incorporated State: Illinois

Business Name: Riveredge Hospital

Riveredge Real Estate, Inc.

Incorporated State: Illinois

Rockford Acquisition Sub, Inc.

Incorporated State: Illinois

Business Name: Rock River Academy

Rolling Hills Hospital, LLC

Incorporated State: Tennessee

Business Name: Rolling Hills Hospital

RR Behavioral Realty LLC

Incorporated State: Delaware

RR Recovery LLC

Incorporated State: Delaware

Business Name: The Recovery Center

Salt Lake Behavioral Health, LLC

Incorporated State: Delaware

Business Name: Salt Lake Behavioral Health

Salt Lake Psychiatric Realty, LLC

Incorporated State: Delaware

Samson Properties, LLC

Incorporated State: Florida

Servicios Conductuales del Caribe, Inc.

Incorporated State: Puerto Rico

Shadow Mountain Behavioral Health System, LLC

Incorporated State: Delaware

Business Name: Shadow Mountain Behavioral Health System

SHC-KPH, LP

Incorporated State: Texas

Business Name: Kingwood Pines Hospital

Somerset, Incorporated

Incorporated State: California

South King Ambulatory Services, LLC

Incorporated State: Delaware

Southeastern Hospital Corporation

Incorporated State: Tennessee

Southside Imaging Center, LLC

Incorporation State: South Carolina

Southwest Outpatient Imaging Center, LLC

Incorporated State: California

SP Behavioral, LLC

Incorporated State: Florida

Business Name: Sandy Pines Hospital

Sparks Family Hospital Receivables, L.L.C

Incorporated State: Delaware

Sparks Family Hospital, Inc.

Incorporated State: Nevada

Business Name: Northern Nevada Medical Center

Springfield Hospital, Inc.

Incorporated State: Delaware

Business Name: Lincoln Prairie Behavioral Health Center

St. Louis Behavioral Medicine Institute, Inc.

Incorporated State: Missouri

Business Name: St. Louis Behavioral Medicine Institute

St. Mary’s Physician Associates, L.L.C.

Incorporated State: Oklahoma

Stonington Behavioral Health, Inc.

Incorporated State: Delaware

Business Name: Stonington Institute

Summerlin Hospital Medical Center LLC

Incorporated State: Delaware

Business Name: Summerlin Hospital Medical Center

Summerlin Hospital Medical Center, L.P.

Incorporated State: Delaware

Summerlin Hospital Receivables, L.L.C.

Incorporated State: Delaware

Summit Oaks Hospital, Inc.

Incorporated State: New Jersey

Business Name: Summit Oaks Hospital

Sunstone Behavioral Health, LLC

Incorporated State: Tennessee

Surgery Center at Centennial Hills, L.L.C.

Incorporated State: Nevada

Surgery Center at Wellington, L.L.C.

Incorporated State: Florida

Surgery Center of New Orleans East, L.L.C.

Incorporated State: Delaware

Surgery Center of the Temecula Valley, L.L.C.

Incorporated State: Delaware

Surgery Center Property, L.L.C.

Incorporated State: Delaware

TBD Acquisition, LLC

Incorporated State: Delaware

Business Name: Brook Hospital-Dupont

TBJ Behavioral Center, LLC

Incorporated State: Delaware

Business Name: River Point Behavioral Health

Temecula Valley Hospital, Inc.

Incorporated State: California

Tennessee Clinical Schools, LLC

Incorporated State: Tennessee

Business Name: Hermitage Hall

Texas Cypress Creek Hospital, L.P.

Incorporated State: Texas

Business Name: Cypress Creek Hospital

Texas Hospital Holdings, Inc.

Incorporated State: Delaware

Texas Hospital Holdings, LLC

Incorporated State: Texas

Texas Laurel Ridge Hospital, L.P.

Incorporated State: Texas

Business Name: Laurel Ridge Treatment Center

Texas Oaks Psychiatric Hospital, L.P.

Incorporated State: Texas

Texas San Marcos Treatment Center, L.P.

Incorporated State: Texas

Business Name: San Marcos Treatment Center

Texas West Oaks Hospital, L.P.

Incorporated State: Texas

Business Name: West Oaks Hospital

Texoma Healthcare System Receivables, L.L.C.

Incorporated State: Delaware

TexomaCare

Incorporated State: Texas

TexomaCare Specialty Physicians

Incorporated State: Texas

The Arbour, Inc.

Incorporated State: Massachusetts

Business Name: Arbour Hospital

The Bridgeway, Inc.

Incorporated State: Arkansas

Business Name: Bridgeway

The Charter School at the National Deaf Academy, Inc.

Incorporated State: Florida

The Counseling Center of Middle Tennessee, Inc.

Incorporated State: Tennessee

The Friends of Wellington Regional Medical Center, Inc.

Incorporated State: Florida

The National Deaf Academy, LLC

Incorporated State: Florida

Business Name: National Deaf Academy

The Pavilion Foundation

Incorporated State: Illinois

Business Name: Pavilion Behavioral Health System

The Shores Behavioral Hospital, LLC

Incorporated State: Florida

Therapeutic School Services, L.L.C.

Incorporated State: Oklahoma

Three Rivers Behavioral Health, LLC

Incorporated State: South Carolina

Business Name: Three Rivers Behavioral Health

Three Rivers Healthcare Group, LLC

Incorporated State: South Carolina

Three Rivers Residential Treatment/Midlands Campus, Inc.

Incorporated State: South Carolina

Business Name: Three Rivers Residential Treatment/Midlands Campus

Three Rivers SPE Holding, LLC

Incorporated State: South Carolina

Three Rivers SPE Manager, Inc.

Incorporated State: South Carolina

Three Rivers SPE, LLC

Incorporated State: South Carolina

Toledo Holding Co., LLC

Incorporated State: Delaware

Transitional Care Ventures, Inc.

Incorporated State: Delaware

Tucson Health Systems, Inc.

Incorporated State: Delaware

Turning Point Care Center, LLC

Incorporated State: Georgia

Business Name: Turning Point Hospital

Two Rivers Psychiatric Hospital, Inc.

Incorporated State: Delaware

Business Name: Two Rivers Behavioral Health System

UBH of Oregon, LLC

Incorporated State: Delaware

Business Name: Cedar Hills Hospital

UBH of Phoenix Realty, LLC

Incorporated State: Delaware

UBH of Phoenix, LLC

Incorporated State: Delaware

Business Name: Valley Hospital

UHS Physicians, LLC

Incorporated State: Texas

UHP, LP

Incorporated State: Delaware

Business Name: University Behavioral Health of Denton

UHS Advisory, Inc.

Incorporated State: Delaware

UHS Building Solutions, Inc.

Incorporation State: Delaware

UHS Children Services, Inc.

Incorporated State: Delaware

UHS Front Royal, L.L.C.

Incorporated State: Delaware

UHS Good Samaritan, L.L.C.

Incorporated State: Delaware

Business Name: Good Samaritan Counseling Center

UHS Holding Company, Inc.

Incorporated State: Nevada

UHS International, Inc.

Incorporated State: Delaware

UHS Kentucky Holdings, L.L.C.

Incorporated State: Delaware

UHS Midwest Center for Youth and Families, LLC

Incorporated State: Indiana

Business Name: Midwest Center for Youth and Families

UHS Oklahoma City LLC

Incorporated State: Oklahoma

Business Name: Cedar Ridge Hospital and Cedar Ridge Residential Treatment Center

UHS Receivables Corp.

Incorporated State: Delaware

UHS Recovery Foundation, Inc.

Incorporated State: Pennsylvania

Business Name: Keystone Center

UHS Sahara, Inc.

Incorporated State: Delaware

Business Name: Spring Mountain Sahara

UHS Surgical Hospital of Texoma, LLC

Incorporated State: Texas

UHS of Anchor, L.P.

Incorporated State: Delaware

Business Name: Anchor Hospital, Crescent Pines Hospital and Southern Crescent Behavioral Health System

UHS of Barstow, L.L.C.

Incorporated State: Delaware

UHS of Benton Day School and Treatment Program, Inc.

Incorporated State: Delaware

UHS of Benton, Inc.

Incorporated State: Delaware

Business Name: Rivendell Behavioral Health Services of Arkansas

UHS of Bowling Green, LLC

Incorporated State: Delaware

Business Name: Rivendell Behavioral Health Services of Kentucky

UHS of Centennial Peaks, LLC

Incorporation State: Delaware

Business Name: Centennial Peaks Hospital

UHS of Colorado, L.L.C.

Incorporated State: Delaware

UHS of Cornerstone Holdings, Inc.

Incorporated State: Delaware

UHS of Cornerstone, Inc.

Incorporated State: Delaware

UHS of D.C., Inc.

Incorporated State: Delaware

UHS of Delaware, Inc.

Incorporated State: Delaware

UHS of Denver, Inc.

Incorporated State: Delaware

Business Name: Highlands Behavioral Health System

UHS of Dover, L.L.C.

Incorporated State: Delaware

Business Name: Dover Behavioral Health System

UHS of Doylestown, L.L.C.

Incorporated State: Delaware

Business Name: Foundations Behavioral Health System

UHS of Eagle Pass, Inc.

Incorporated State: Delaware

UHS of Fairmount, Inc.

Incorporated State: Delaware

Business Name: Fairmount Behavioral Health System

UHS of Fuller, Inc.

Incorporated State: Massachusetts

Business Name: Arbour-Fuller Hospital

UHS of Georgia Holdings, Inc.

Incorporated State: Delaware

UHS of Georgia, Inc.

Incorporated State: Delaware

UHS of Greenville, LLC.

Incorporated State: Delaware

Business Name: Carolina Center for Behavioral Health

UHS of Hampton Learning Center, Inc.

Incorporated State: New Jersey

Business Name: Hampton Academy

UHS of Hampton, Inc.

Incorporated State: New Jersey

Business Name: Hampton Behavioral Health Center

UHS of Hartgrove, Inc.

Incorporated State: Illinois

Business Name: Hartgrove Hospital

UHS of Indiana, Inc.

Incorporated State: Indiana

UHS of Kootenai River, Inc.

Incorporated State: Delaware

Business Name: Boulder Creek Academy and Northwest Academy

UHS of Lakeside, LLC

Incorporated State: Delaware

Business Name: Lakeside Behavioral Health System

UHS of Laurel Heights, L.P.

Incorporated State: Delaware

Business Name: Laurel Heights Hospital

UHS of New Orleans, Inc.

Incorporated State: Louisiana

UHS of No. Nevada, LLC

Incorporated State: Nevada

UHS of Odessa, Inc.

Incorporated State: Texas

UHS of Oklahoma Receivables, L.L.C

Incorporated State: Delaware

UHS of Oklahoma, Inc.

Incorporated State: Oklahoma

Business Name: St. Mary’s Regional Medical Center

UHS of Parkwood, Inc.

Incorporated State: Delaware

Business Name: Parkwood Behavioral Health System

UHS of Peachford, L.P.

Incorporated State: Delaware

Business Name: Peachford Behavioral Health System of Atlanta

UHS of Pennsylvania, Inc.

Incorporated State: Pennsylvania

Business Name: Clarion Psychiatric Center, Horsham Clinic, Meadows Psychiatric Center/Universal Community Behavioral Health and Roxbury Treatment Center

UHS of Provo Canyon, Inc.

Incorporated State: Delaware

Business Name: Provo Canyon School and Provo Canyon Behavioral Hospital

UHS of Puerto Rico, Inc.

Incorporated State: Delaware

UHS of Ridge, LLC

Incorporated State: Delaware

Business Name: Ridge Behavioral Health System

UHS of River Parishes, Inc.

Incorporated State: Louisiana

UHS of Rockford, LLC

Incorporated State: Delaware

Business Name: Rockford Center

UHS of Salt Lake City, L.L.C.

Incorporated State: Delaware

Business Name: Cottonwood Treatment Center

UHS of Savannah, L.L.C.

Incorporated State: Delaware

Business Name: Coastal Harbor Treatment Center and Coastal Behavioral Health

UHS of Spring Mountain, Inc.

Incorporated State: Delaware

Business Name: Spring Mountain Treatment Center

UHS of Springwoods, L.L.C.

Incorporated State: Delaware

Business Name: Springwoods Behavioral Health

UHS of SummitRidge, L.L.C.

Incorporation State: Delaware

Business Name: SummitRidge Hospital

UHS of Sutton, Inc.

Incorporated State: Delaware

UHS of TRC, Inc.

Incorporated State: Delaware

UHS of Talbot, L.P.

Incorporated State: Delaware

Business Name: Talbott Recovery Campus and Talbott at Dunwoody

UHS of Texoma, Inc.

Incorporated State: Delaware

Business Name: Texoma Medical Center and TMC Behavioral Health Center

UHS of Timberlawn, Inc.

Incorporated State: Texas

Business Name: Timberlawn Mental Health System

UHS of Timpanogos, Inc.

Incorporated State: Delaware

Business Name: Center for Change

UHS of Washington, Inc.

Incorporated State: Washington

UHS of Westwood Pembroke, Inc.

Incorporated State: Massachusetts

Business Name: Pembroke Hospital and Westwood Lodge Hospital

UHS of Wyoming, Inc.

Incorporated State: Delaware

Business Name: Wyoming Behavioral Institute

UHS-Corona Receivables, L.L.C

Incorporated State: Delaware

UHS-Corona, Inc.

Incorporated State: Delaware

Business Name: Corona Regional Medical Center

UHS-Lakeland Medical Center, L.L.C.

Incorporated State: Delaware

UHSD, L.L.C.

Incorporated State: Nevada

UHSF, L.L.C.

Incorporated State: Delaware

UHSL, L.L.C.

Incorporated State: Nevada

United HealthCare of Hardin, Inc.

Incorporated State: Tennessee

Business Name: Lincoln Trail Behavioral Health System

Universal Community Behavioral Health, Inc.

Incorporated State: Pennsylvania

Universal HMO, Inc.

Incorporated State: Nevada

Universal Health Finance, L.L.C.

Incorporated State: Delaware

Universal Health Network, Inc.

Incorporated State: Nevada

Universal Health Recovery Centers, Inc.

Incorporated State: Pennsylvania

Universal Health Services Foundation

Incorporated State: Pennsylvania

Universal Health Services of Cedar Hill, Inc.

Incorporated State: Texas

Universal Health Services of Palmdale, Inc.

Incorporated State: Delaware

Universal Health Services of Rancho Springs, Inc.

Incorporated State: California

Business Name: Southwest Healthcare System, Inland Valley Medical Center and Rancho Springs Medical Center

Universal Treatment Centers, Inc.

Incorporated State: Delaware

University Behavioral Health of El Paso, LLC

Incorporated State: Delaware

Business Name: University Behavioral Health of El Paso

University Behavioral, LLC

Incorporated State: Florida

Business Name: University Behavioral Center

Valle Vista Hospital Partners, LLC

Incorporated State: Tennessee

Valle Vista, LLC

Incorporated State: Delaware

Business Name: Valle Vista Health System

Valley Health System LLC

Incorporated State: Delaware

Business Names: Centennial Hills Hospital Medical Center, Desert Springs Hospital Medical Center, Spring Valley Hospital Medical Center and Valley Hospital Medical Center

Valley Health System Receivables, L.L.C.

Incorporated State: Delaware

Valley Hospital Medical Center, Inc.

Incorporated State: Nevada

Valley Pediatric Clinics, PLLC

Incorporated State: Texas

Valley Surgery Center, L.P.

Incorporated State: Delaware

Ventures Healthcare of Gainesville, Inc.

Incorporated State: Tennessee

Victoria Regional Medical Center, Inc.

Incorporated State: Texas

Virgin Islands Behavioral Services, Inc.

Incorporated State: Virginia

Business Name: Virgin Islands Behavioral Services

Vista Diagnostic Center, L.L.C.

Incorporated State: Nevada

Wekiva Springs Center, LLC

Incorporated State: Delaware

Business Name: Wekiva Springs Center

Wellington Physician Alliances, Inc.

Incorporation State: Florida

Wellington Radiation Oncology Group, LLC

Incorporation State: Florida

Wellington Regional Diagnostic Center, L.L.C.

Incorporated State: Florida

Wellington Regional Health & Education Foundation, Inc.

Incorporated State: Florida

Wellington Regional Medical Center, Incorporated

Incorporated State: Florida

Business Name: Wellington Regional Medical Center

Wellington Regional Receivables, L.L.C.

Incorporated State: Delaware

Wellington Regional Urgent Care Center, L.L.C.

Incorporated State: Florida

Wellstone Holdings, Inc.

Incorporated State: Delaware

Wellstone Regional Hospital Acquisition, LLC

Incorporated State: Indiana

Business Name: Wellstone Regional Hospital

West Church Partnership

Incorporated State: Illinois

West Oaks Real Estate, L.P.

Incorporated State: Texas

Willow Springs, LLC

Incorporated State: Delaware

Business Name: Willow Springs Center

Windmoor Healthcare Inc.

Incorporated State: Florida

Business Name: Windmoor Healthcare of Clearwater

Windmoor Healthcare of Pinellas Park, Inc.

Incorporated State: Delaware

Zeus Endeavors, LLC

Incorporated State: Florida